GENERAL	12 Months Ended
Dec. 31, 2013
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

Perion Network Ltd. ("Perion") and its wholly-owned subsidiaries (collectively referred to as the "Company"), is a digital media company that provides products and services to consumers, focusing on second wave adopters. The Company generates revenues primarily through search, the sale of premium products and services, and advertising. The Company's products include primarily: IncrediMail, a communication client; Smilebox, a photo sharing and social expression product and service; and Sweet IM, an instant messaging application.

The Company was incorporated under the laws of Israel in 1999 and commenced operations in 2000.

On January 2, 2014 the Company completed the acquisition with Client Connect (refer to note 14 for further discussion). In connection with the acquisition, the Company incurred expenses in the amount of $6,200. These expenses are included in the general and administration expenses.

Commencing in 2014, the ClientConnect acquisition will be reflected in the Company's financial statements as reverse acquisition of all of Perion's outstanding shares and options by ClientConnect in accordance with Accounting Standards Codification Topic 805, "Business Combinations," ("ASC 805") using the acquisition method of accounting whereby ClientConnect will be deemed the accounting acquirer and the Company will be deemed the accounting acquiree. In accordance with the ASC 805 presentation requirement, following the acquisition, the Company's 2014 financial statements will include Clientconnect's comparative numbers, namely, consolidated balance sheets as of December 31, 2013, and the related consolidated statements of income, comprehensive income, changes in shareholders' equity and cash flows for each of the two years in the period ended December 31, 2013.